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                                                                    EXHIBIT 99.1


[NUEVO ENERGY COMPANY LOGO]
                                                  NEWS RELEASE
                                           -------------------------------------
FOR IMMEDIATE RELEASE                             CONTACT:
May 8, 2001                                       Barbara B. Forbes
                                                  Director of Investor Relations
                                                  713-374-4870

                           NUEVO ANNOUNCES RESIGNATION
                                 OF DOUG FOSHEE


HOUSTON - The Board of Directors of Nuevo Energy Company (NYSE: NEV) announced today that it has accepted the resignation of Doug Foshee as Chairman, President and Chief Executive Officer of the Company, effectively immediately. Mr. Foshee intends to pursue other interests.

The Board announced that Isaac Arnold, an outside Nuevo director since 1990, has been appointed Chairman of the Board. The Board also announced that Phillip Gobe, currently Nuevo's Chief Operating Officer, has been appointed President and Chief Executive Officer on an interim basis. The Nominating and Governance Committee has initiated a search for a new President and Chief Executive Officer and Mr. Gobe will be considered as part of this search.

"On behalf of the Board of Directors, I would like to thank Doug for his hard work, integrity, and his many positive contributions during the past four years and we wish him the very best in his future endeavors," stated Mr. Arnold.

"Phillip Gobe and the rest of Nuevo's senior management team have the full support of our Board of Directors," added Mr. Arnold. "Nuevo will continue to optimize its current asset base by taking advantage of opportunities presented by a volatile California energy market; we will aggressively drill our exploration prospects which are heavily weighted toward gas and light oil in California; and we will pursue acquisitions that will add to Nuevo's growth prospects," stated Mr. Arnold.

In connection with Mr. Foshee's resignation, the size of Nuevo's Board of Directors has been reduced to 8, all of whom are standing for reelection at Nuevo's Annual Meeting of Shareholders to be held on Wednesday, May 23, 2001.

Nuevo Energy Company is a Houston, Texas-based Company primarily engaged in the exploration for, and the acquisition, exploitation, development and production of crude oil and natural gas. Nuevo's principal domestic properties are located onshore and offshore California. Nuevo is the largest independent producer of oil and gas in California. The Company's international properties are located offshore the Republics of Congo and Ghana in West Africa and offshore and onshore the Republic of Tunisia in North Africa. To learn more about Nuevo, please refer to the Company's internet site at http://www.nuevoenergy.com.

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                                                                    EXHIBIT 99.1


THIS PRESS RELEASE INCLUDES "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS PRESS RELEASE, INCLUDING WITHOUT LIMITATION, ESTIMATED QUANTITIES AND NET PRESENT VALUE OF RESERVES, ESTIMATED PRODUCTION VOLUMES, BUSINESS STRATEGIES, PLANS AND OBJECTIVES OF MANAGEMENT OF THE COMPANY FOR FUTURE OPERATIONS AND COVENANT COMPLIANCE AND CAPITAL EXPENDITURES ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE ASSUMPTIONS UPON WHICH SUCH FORWARD-LOOKING STATEMENTS ARE BASED ARE REASONABLE, IT CAN GIVE NO ASSURANCES THAT SUCH ASSUMPTIONS WILL PROVE TO HAVE BEEN CORRECT. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY'S EXPECTATIONS ("CAUTIONARY STATEMENTS") AND PROJECTIONS INCLUDE VOLATILITY IN OIL AND GAS PRICES, OPERATING RISKS, THE RISKS ASSOCIATED WITH RESERVE REPLACEMENT, COMPETITION FROM OTHER COMPANIES AND OTHER FACTORS SET FORTH IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND OTHER FILINGS MADE WITH THE SEC AND INCORPORATED HEREIN. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS AND PROJECTIONS ATTRIBUTABLE TO THE COMPANY OR TO PERSONS ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED BY THE CAUTIONARY STATEMENTS.